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METLIFE INVESTORS(R)
                                                                                                      SEND APPLICATION AND CHECK TO:
                                                                                           FIRST METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                    INDIVIDUAL VARIABLE                 Policy Service Office: P.O. Box 10366
222 Delaware Avenue Suite 900 . Wilmington, DE 19899            ANNUITY                                  Des Moines, Iowa 50306-0366
First MetLife Investors Variable Annuity Class B              APPLICATION                       FOR ASSISTANCE CALL:[1-800 848-3854]
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  ______ _____
  [123       Main Street        Anytown            IL       60001]
  _______________________________________________________________________
  Address     (Street)          (City)           (State)     (Zip)            Phone ___________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address     (Street)          (City)          (State)      (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address     (Street)          (City)          (State)      (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                        -    -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                        -    -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                        -    -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [X] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(b) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)
                                                                                            Payment $         [10,000]
                                                                                                     ___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                 First MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 (Non-Qualified)
                                                                                              $2,000 (Qualified)
__________________________________________________________________________________________  ________________________________________

4516 (4/05)                                                                                                             APPVA-505BNY
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___________________________________________________________________

RIDER                                                                10. ACKNOWLEDGEMENT AND AUTHORIZATION
___________________________________________________________________  _______________________________________________________________

7. BENEFIT RIDER (subject to age restrictions)                       I (We) agree that the above information and statements and
___________________________________________________________________  those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and
These riders may only be chosen at time of application. Please       are made as the basis of my (our) application. I (We)
note, there are additional charges for the optional riders.          acknowledge receipt of the current prospectus of [First MetLife
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                       Investors Variable Annuity Account One.] PAYMENTS AND
1) [LIVING BENEFIT RIDERS (Optional. Only ONE (Lifetime Income       VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
   Solution or GWB) may be elected.)                                 MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
   [ ] Lifetime Income Solution (Guaranteed Minimum Income           _______________________________________________________________
       Benefit Rider)
   [ ] Guaranteed Withdrawal Benefit (GWB)                           _______________________________________________________________
2) Death Benefit Riders
       [ ] Principal Protection (no additional charge)
       [ ] Annual Step-Up
                                                                     _______________________________________________________________
The Lifetime Income Solution has limited usefulness in connection       (Owner Signature & Title, Annuitant unless otherwise noted)
with tax-qualified contracts, such as IRAs, because if the Lifetime
Income Solution is not exercised on or before the date required
minimum distributions must begin under a qualified plan, the         _______________________________________________________________
certificate owner or beneficiary might be unable to exercise the                     (Joint Owner Signature & Title)
Lifetime Income Solution benefit under the rider due to the
restrictions imposed by the minimum distribution requirements. If    _______________________________________________________________
you plan to exercise the Lifetime Income Solution after your                   (Signature of Annuitant if other than Owner)
required minimum distribution beginning date under an IRA, you
should consider whether the Lifetime Income Solution is appropriate                   [Anytown,                   IL]
for your circumstances. You should consult your tax advisor.         Signed at _________________________________________________
                                                                                        (City)                  (State)
For IRAs and other contracts subject to Section 401(a)(9) of the
Internal Revenue Code, you may be required to take withdrawals to
fulfill minimum distribution requirements. These required                                 [November 11, 2000]
distributions may be larger than the Annual Benefit Payment and may  Date ______________________________________________________
therefore adversely impact your guarantee under the Guaranteed       _______________________________________________________________
Withdrawal Benefit optional benefit.]
___________________________________________________________________  11. AGENT'S REPORT
                                                                     _______________________________________________________________
COMMUNICATIONS
___________________________________________________________________  Is this annuity being purchased to replace any existing
                                                                     life insurance or annuity policy(ies)?       [ ] Yes [ ] No
8. SPECIAL REQUESTS
___________________________________________________________________
                                                                     _______________________________________________________________
                                                                                          AGENT'S SIGNATURE


                                                                     _______________________________________________________________
                                                                                                Phone


                                                                     _______________________________________________________________
___________________________________________________________________                    Agent's Name and Number

9. REPLACEMENTS
___________________________________________________________________  _______________________________________________________________
                                                                                       Name and Address of Firm
Does the applicant have any existing life insurance
policies or annuity contracts?                       [ ] Yes [ ] No
                                                                     _______________________________________________________________
Is this annuity being purchased to replace any existing                         State License ID Number (Required for FL)
life insurance or annuity policy(ies)?               [ ] Yes [ ] No

If "Yes", applicable disclosure and replacement forms                _______________________________________________________________
must be attached.                                                                         Client Account Number
___________________________________________________________________  _______________________________________________________________

4516 (4/05)                                                                                                             APPVA-505BNY
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